SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C. 20549


                              FORM 8-K

                           CURRENT REPORT
                   Pursuant to Section 13 or 15(d)
               of the Securities Exchange Act of 1934


  Date of Report (Date of earliest event reported): August 22, 2002



                       GOLDEN STATE BANCORP INC.
           (Exact Name of Registrant as Specified in its Charter)


       DELAWARE              000-29654             95-4642135

    (State or Other       (Commission File       (IRS Employer
    Jurisdiction of           Number)         Identification No.)
   Incorporation or
     Organization)


        135 MAIN STREET
       SAN FRANCISCO, CA                              94105
     (Address of Principal                          (Zip Code)
      Executive Offices)



                             (415) 904-1100

          (Registrant's telephone number, including area code)


                                  N/A

       (Former Name or Former Address, if Changed Since Last Report)






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   ITEM 5.  Other Events.

     On August 22, 2002, Golden State Bancorp Inc., a Delaware corporation ("Golden State") and Citigroup Inc., a Delaware corporation ("Citigroup") jointly issued a press release announcing the preliminary results of elections made by Golden State stockholders as to the form of merger consideration to be received in the pending merger of Golden State with and into a subsidiary of Citigroup.

     A copy of the joint press release issued by Golden State and Citigroup on August 22, 2002 is attached hereto as Exhibit 99.1, and is hereby incorporated by reference herein.



   ITEM 7.  Financial Statements and Exhibits.

       (a)  Financial statements of businesses acquired.

            Not applicable.

       (b)  Pro forma financial information.

            Not applicable.

       (c)  Exhibits

            99.1  Press Release, dated August 22, 2002.




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                               SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   August 22, 2002

                             GOLDEN STATE BANCORP INC.



                             By:/s/ James R. Eller
                                -------------------------------------------

                                Name:   James R. Eller, Jr.
                                Title:  Senior Vice President and Secretary





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                            EXHIBIT INDEX


EXHIBIT NO.      DESCRIPTION
----------      ----------------------------------------------------
   99.1          Press Release, dated August 22, 2002.